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                                                                   Exhibit 10.1

                       PREFERRED STOCK PURCHASE AGREEMENT

     This Preferred Stock Purchase Agreement (the "Agreement") is made and entered into as of the 1st day of March, 2000, by and between GLOBAL LEISURE TRAVEL, INC., a Washington corporation (the "Company"), AVIATION GROUP, INC., a Texas corporation (the "Investor"), and each of the shareholders of the Company (the "Shareholders").

1.   AUTHORIZATION AND SALE OF THE SHARES; OTHER AGREEMENTS.

     1.1 Authorization of the Shares. The Company shall, as of the Closing (as defined below), adopt and file with the Secretary of State of the State of Washington, the Certificate of Designation (the "Certificate"), substantially in the form attached hereto as Exhibit A so as to establish and designate 1,500,000 shares of Series B Preferred Stock (the "Series B Stock") having the rights, restrictions, privileges, redemption rights and preferences, as set forth in the Certificate.

     1.2 Sale of the Shares. Subject to the terms and conditions hereof, the Investor agrees to purchase at the Initial Closing (as defined below), and the Company agrees to sell and issue to the Investor at the Initial Closing, 200,000 shares of the Series B Stock for an aggregate purchase price of $2,000,000.
The purchase price represents $10.00 per share (the "Per Share Price").

     1.3 Additional Sales of Shares. Subject to the terms and conditions hereof, the Investor agrees to purchase at one or more Subsequent Closings (as defined below), and the Company agrees to sell and issue to the Investor at such Subsequent Closing, additional shares of the Series B Stock at a purchase price per share equal to the Per Share Price. Such purchases shall occur from time to time when the Investor and the Company mutually agree that additional funds are needed by the Company to pay its matured indebtedness or to fund its operations, but only to the extent additional funds are made available to the Investor by Travelbyus under the Travelbyus Agreement or by the Bridge Financing (as defined below). The maximum aggregate purchase price payable by the Investor for all Series B Stock purchased under this Agreement, (i) using cash proceeds from the purchase by Travelbyus of Investor Stock, shall in no event exceed $10,000,000 and (ii) using cash proceeds from purchases of Investor Stock in the Bridge Financing, shall in no event exceed $15,000,000.

     1.4  Travelbyus.com, Ltd. Agreement.

     (a) In connection with this Agreement, the Investor is entering into a preferred Stock Purchase Agreement (the "Travelbyus Agreement") with Travelbyus.com, Ltd., an Ontario corporation ("Travelbyus"), pursuant to which Travelbyus is purchasing shares of Investor's Series B Preferred Stock (the "Investor Stock"). The parties hereto acknowledge that the Company is in need of funds to finance repayment of matured debt and for working capital purposes. It is the intent of the parties to this Agreement that the proceeds of sale by the Investor
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of the Investor Stock will be used to purchase the Series B Stock, except to the extent of $500,000 thereof which Investor may retain for use in accordance with the requirements of the Travelbyus Agreement. Accordingly, the Initial Closing of this Agreement is conditioned on, and will occur simultaneously with, the initial consummation under the Travelbyus Agreement.

     (b) The parties hereto agree that the Series B Stock purchased at the Initial Closing by the Investor will represent a control voting equity position in the Company so that the Investor will be able thereafter to elect all of the Board of Directors of the Company and to fully approve the Merger (as defined below) for the shareholders of the Company. The Company, the Shareholders and the Investor agree that the sole directors of the Company following the Initial Closing shall be Bill Kirby, Richard Morgan and Jon Snyder, and the Shareholders and the Investor agree to vote or execute consents with respect to their shares of Common Stock and Series B Stock to so elect such directors from time to time.

     1.5  Planned Merger of the Investor and the Company.

     (a) The Company and the Shareholders understand and agree that this Agreement is the first step in the acquisition by the Investor of 100% of the equity ownership in the Company and all of the Company's outstanding corporate indebtedness. The parties hereto are in the process of negotiating an Agreement and Plan of Merger (the "Merger Agreement") pursuant to which a wholly owned subsidiary of the Investor will merge with and into the Company ("Merger"). Because of the Investor's pressing need for capital, however, the Company and the Investor have been unable to complete such negotiations. Pursuant to the terms of the Merger, the Investor will issue to the holders of all of the Company's outstanding Common Stock and rights to purchase Common Stock in full cancellation of such Common Stock and rights, warrants (the "Equity Warrants") to purchase 3.5 million shares of common stock of the Investor (the "Investor Common Stock"). Notwithstanding the fact that the Merger may become effective, the issuance of the Equity Warrants will be subject to the amendment of Investor's articles of incorporation to increase its authorized number of shares of Investor Common Stock to such amount as may be necessary to permit the issuance of the Equity Warrants by the Investor, after taking into account all of the other transactions contemplated by the parties hereto and Travelbyus.
The Shareholders acknowledge that the Equity Warrants will be the sole consideration received by them in the Merger for their shares of outstanding Common Stock and rights to purchase Common Stock. The Company, the Shareholders and the Investor agree to negotiate in good faith the terms of the Merger Agreement and to use reasonable efforts to execute the Merger Agreement and consummate the Merger as soon as practicable but in no event later than March 10, 2000.

     (b) The consummation of the Merger will be conditioned on the simultaneous exchange of the then outstanding corporate indebtedness of the Company by the holders thereof for the issuance by the Investor to the holders of such indebtedness of (a) shares of the Investor's Series A Convertible Preferred Stock (the "Series A Preferred Stock") with an initial aggregate liquidation preference equal to the principal amount of such indebtedness (the "Principal Amount") and (b) warrants (the "Exchange Warrants") to purchase 750,000 shares of Investor Common Stock. The terms of the Equity Warrants and the Exchange Warrants are set forth in more detail on Exhibit B attached hereto. The terms of the Series A Preferred Stock are set forth

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in more detail on Exhibit C attached hereto. The Company and the Shareholders agree to cooperate to facilitate the negotiation and execution of an appropriate exchange agreement between the Investor and the holders of the Company's indebtedness so that the exchange transaction can be consummated as soon as practicable but no later than the consummation of the Merger.

     (c) Each Shareholder will vote or cause to be voted (including by written consent, if applicable) all of such Shareholder's shares of Common Stock in favor of adoption of the Merger Agreement and against any action which is intended or could reasonably be expected to hinder, delay or result in the
failure of the Merger to occur.   In addition, each Shareholder will vote or
cause to be voted (including by written consent, if applicable) all of such Shareholder's shares of Common Stock in favor of election to the Board of Directors of the Company any nominees for director designated by the Investor.

     1.6  Bridge Financing.

     (a) Subject to the execution of definitive subscription documents reasonably acceptable to Investor, Doerge Capital Management ("DCM"), together with other broker/dealers selected by DCM with the concurrence of Travelbyus and the Company in compliance with applicable securities laws, will be using its commercially reasonable best efforts to sell up to US $15,000,000 of Investor Stock and US $3,000,000 of Investor Common Stock to further finance the Merger, the Travelbyus Merger, Global's operations and the Investor. To the extent the amount of new cash proceeds from such Bridge Financing exceeds the aggregate liquidation preference of any Investor Stock held by Travelbyus, such excess will be used to redeem outstanding Investor Stock from Travelbyus at a per share redemption price equal to the Per Share Price. Except as set forth in the immediately preceding sentence, the Bridge Financing may also be effected by the transfer by the holders of existing indebtedness of the Company of such indebtedness to the Investor, in which case any guarantees of such indebtedness shall be released by Investor. The purchasers of the Investor Stock in the Bridge Financing, whether by cash or by transfer of existing indebtedness of the Company, shall be issued by the Investor warrants (the "Bridge Warrants") to purchase 750,000 shares of Investor Common Stock for each US $100,000 in liquidation preference of the Investor Stock. The Bridge Warrants will be transferable only with the Investor Stock prior to closing of the Travelbyus Merger.

     (b) Subject to and solely upon the consummation of at least US $7,500,000 in new cash proceeds from the Bridge Financing to be arranged by DCM, the proceeds of such financing will be used by the Investor to purchase additional shares of Series B Stock under this Agreement. The proceeds of such sale shall be used by the Company to repay the remaining institutional indebtedness of the Company due March 31, 2000 in the approximate amount of US $7,500,000 as more particularly described on Schedule 3.12 of the Company Schedules. In the event insufficient proceeds of the Bridge Financing are raised, the Company and Shareholders shall use commercially reasonably efforts to cause the remaining portion of such US $7,500,000 of institutional indebtedness to be transferred to the Investor in exchange for issuance by Investor of additional Investor Stock and Bridge Warrants, in which case any guarantees of such indebtedness shall be released by the Investor.

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2.   CLOSINGS; DELIVERIES.

     2.1 Closings. The initial closing (the "Initial Closing") of the purchase and sale of the Series B Stock hereunder shall be held at the offices of Jenkens & Gilchrist, a Professional Corporation, 1445 Ross Avenue, Suite 3200, Dallas, Texas 75202 on March 1, 1999 or such other time and place as agreed to by the Company and the Investor (the date of the Initial Closing is hereinafter referred to as the "Initial Closing Date"). Each subsequent closing ("Subsequent Closing") of the purchase and sale of additional shares of the Series B Stock shall be held at such time as agreed to by the Company and the Investor at the offices of Jenkens & Gilchrist, a Professional Corporation, or at such other place as agreed to by the Company and the Investor (the date of each Subsequent Closing is hereinafter referred to as a "Subsequent Closing Date").

     2.2 Series B Stock Certificate. At each of the Closings, the Company will deliver to the Investor a legended certificate, registered in the Investor's name, representing the Series B Stock to be purchased by the Investor at the Closing upon payment by the Investor of the purchase price therefor by federal wire transfer of immediately available funds to an account designated by the Company.

     2.3 Initial Closing Documents. At the Initial Closing, the Company and the Shareholders shall deliver, in addition to the stock certificate required by
Section 2.2, the following:

     (i) the Certificate, in the form attached hereto as Exhibit A, together with a Certificate from the Secretary of State of Washington evidencing the filing thereof;

     (ii) an opinion of Nida & Maloney, LLP, counsel to the Company, in the form attached hereto as Exhibit D;

     (iii) a certificate dated as of the Closing Date by the secretary or other officer of the Company certifying as to the incumbency of the Company's officers and the authenticity of the Certificate, the Articles of Incorporation of the Company (the "Articles"), the Bylaws, and Board of Director and shareholder resolutions approving the transactions contemplated hereby;

     (iv) a certificate of existence as to the existence and the good standing of the Company, dated as of a recent date, from the Secretary of State of the State of Washington;

     (v)   a certificate of qualification from each state set forth on Schedule
3.1 of the Company Schedules, showing qualification of the Company to do business in such state;

     (vi) the resignations, effective as of the Closing Date, of each director of the Company, other than those whom the Investor shall have specified in writing at least five (5) days prior to the Closing;

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     (vii)  a unanimous written consent of the Shareholders electing the
Investor Nominees as directors of the Company, and

     (viii) any other documents or certificates as may be reasonably requested by the Investor.

     3. REPRESENTATIONS AND WARRANTIES OF THE SHAREHOLDERS AND COMPANY. Except as disclosed in writing in a disclosure letter referring specifically to the representations and warranties in this Agreement that specifically identifies the section and subsection to which such disclosure relates and that is delivered to the Investor by the Company and the Shareholders and certified by a duly authorized officer of the Company and by the Shareholders within five business days after the date of this Agreement (the "Company Schedules"), each of the Shareholders and the Company, jointly and severally, hereby represent and warrant to the Investor as follows:

     3.1 Organization and Standing. The Company is a corporation duly organized and existing under, and by virtue of, the laws of the State of Washington and is in good standing under such laws. Except as set forth on
Schedule 3.1 of the Company Schedules, the Company is not required to be qualified to do business as a foreign corporation in any other jurisdiction, except where the failure to be so qualified would not have a material adverse effect on the Company. The Company has the requisite corporate power to own and operate its properties and assets and to carry on its business as presently conducted and as proposed to be conducted. True and accurate copies of the Company's Articles and Bylaws, as presently in effect, have been delivered to the Investor. Schedule 3.1 of the Company Schedules is a true and complete list of all jurisdictions in which the Company is qualified to do business as a foreign corporation.

     3.2 Corporate Power. The Company has all requisite legal and corporate power (i) to execute and deliver this Agreement and the agreements contemplated hereby; (ii) (when the Certificate has been adopted and filed), to issue and sell the Series B Stock; and (iii) to carry out and perform its other obligations under the terms of this Agreement and the agreements contemplated hereby.

     3.3 Subsidiaries. Except as described on Schedule 3.3 of the Company Schedules, the Company does not own or control, directly or indirectly, any interest or investment in any corporation, association, partnership, or other business entity.

     3.4 Capitalization. The authorized capital of the Company consists, or will consist immediately prior to the Closing of:

            (a) Preferred Stock. 5,000,000 shares of Preferred Stock, par value $0.01, of which 1,500,000 have been designated Series B Preferred Stock and none of which are isssued and outstanding. The rights, privileges and preferences of the Series B Stock will be as stated in the Certificate.

            (b) Common Stock. 20,000,000 shares of common stock, no par value ("Common Stock"), of which 4,000,000 shares are issued and outstanding.

            (c) The outstanding shares of Common Stock are owned by the Shareholders and in the number specified in Schedule 3.4 of the Company Schedules.

            (d) The outstanding shares of Common Stock are all duly authorized and validly issued, fully paid and nonassessable, and were issued in accordance with the registration or qualification provisions of the Securities Act of 1933, as amended (the "Act"), and any relevant state securities laws, or pursuant to valid exemptions therefrom.

            (e) Except as set forth on Schedule 3.4 of the Company Schedules, there are not outstanding any options, warrants, rights (including conversion or preemptive rights) or agreements for the purchase or acquisition from the Company of any shares of its capital stock. Except as set forth on Schedule 3.4 of the Company Schedules, the Company is not a party or subject to any agreement or understanding, and, to the best of the Company's knowledge, there is no agreement or understanding between any persons and/or entities, which affects or relates to the voting or giving of written consents with respect to any security or by a director of the Company.

           (f) The Company has not declared or paid any dividends or authorized or made any distribution upon or with respect to any class or series of its capital stock.

     3.5 Authorization. All corporate action on the part of the Company and its directors, officers and stockholders necessary for the authorization, execution, delivery and performance of all obligations of the Company under this Agreement and the agreements contemplated hereby has been (or will be) taken prior to the Closing. This Agreement constitutes the valid and binding obligation of the Company and is enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency or other laws affecting the enforcement of creditors' rights generally, and except that the availability of the remedy of specific performance or other equitable relief is subject to the discretion of the court before which any proceeding therefor may be brought.

     3.6 Validity of Stock. The Series B Stock, when issued in compliance with the provisions of this Agreement, will be validly issued, fully paid and nonassessable, will be free of any liens or encumbrances, and shall not be subject to any preemptive rights, rights of first refusal or redemption rights, other than as provided herein or in the Certificate.

     3.7 Disclosure. No representation or warranty by the Company in this Agreement or in any written statement, business plan or certificate furnished to the Investor pursuant to this Agreement or in connection with the transactions contemplated by this Agreement, contains any untrue statement of a material fact or omits or will omit to state a material fact necessary to make the statements made not misleading in light of the circumstances under which they were made.

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

     3.8 Compliance with Other Instruments; None Burdensome, etc. The Company is not in violation of any term of (i) its Articles or its Bylaws, (ii) any provision of any mortgage, indenture, contract, agreement or instrument to which the Company is a party or by which it is bound, (iii) any judgment, decree or order binding upon the Company or any statute, rule or regulation applicable to the Company. The execution, delivery and performance of and compliance with this Agreement, and the issuance of the Series B Stock will not result in any such violation or be in conflict with or constitute a default under any such term, or result in the creation of any mortgage, pledge, lien, encumbrance or charge upon any of the properties or assets of the Company pursuant to any such term. There is no such term that materially and adversely affects, or in the future may materially and adversely affect, the business, prospects, condition, affairs, operations, properties or assets of the Company.

     3.9 Litigation, etc. There are no actions, proceedings or investigations pending or, to the knowledge of the Company, threatened against the Company, its properties or its stockholders which, either in any case or in the aggregate, might result in any material adverse change in the business or financial condition of the Company or any of its properties or assets or in any material impairment of the right or ability of the Company to carry on its business as now conducted or as proposed to be conducted, or in any material liability on the part of the Company, and none of which challenges the validity of this Agreement or any action taken or to be taken in connection herewith.

     3.10 Governmental Consents, etc. No consent, approval or authorization of, or registration, declaration, designation, qualification or filing with, any governmental authority on the part of the Company is required in connection with the valid execution and delivery of this Agreement, the offer, sale or issuance of the Series B Stock or the consummation of any other transaction contemplated hereby, except for filings which have been made or will be timely made, as appropriate.

     3.11 Title to Property and Assets. The Company has good and marketable title to its properties and assets, and has good title to all its leasehold interests, in each case subject to no mortgage, pledge, lien, lease, encumbrance or charge.

     3.12  Contracts.

           (a) True, correct and complete copies of each contract, agreement or instrument with an obligation to or from the Company in excess of $50,000 has been made available to the Investor (the "Contracts"), and are listed on
Schedule 3.12 of the Company Schedules.

           (b) Expect as set forth on Schedule 3.12 of the Company Schedules, the Company has not (i) incurred any indebtedness for money borrowed, (ii) incurred any liabilities (other than indebtedness for money borrowed) individually in excess of $50,000 or, in the case of liabilities individually less than $50,000, in excess of $250,000 in the aggregate, (ii) made any loans or advances to any person, other than ordinary advances for travel expenses, or
(iii) sold, exchanged or otherwise disposed of any of its assets or rights, other than the sale of its inventory in the ordinary course of business. For the purposes of this

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subsection (b), all indebtedness, liabilities, agreements, understandings, instruments, contracts and proposed transactions involving the same person or entity (including persons or entities the Company has reason to believe are affiliates therewith) shall be aggregated for the purpose of meeting the individual minimum dollar mounts of such subsections.

     3.13  Intellectual Property.

           (a) Ownership. The Company owns all patents, trademarks, service marks, and copyrights, if any, necessary to conduct its business, or possesses adequate licenses or other rights, if any, therefor, where the failure to have such would have a material adverse effect on the Company. Set forth in Schedule
3.13 of the Company Schedules is a true and correct description of all Proprietary Rights. "Proprietary Rights" shall mean (i) all trademarks, tradenames, service marks and other trade designations, including common law rights, registrations and applications therefor, and all patents, copyrights and applications therefor currently owned, in whole or in part, by the Company with respect to the business of the Company, and all licenses, royalties, assignments and other similar agreements relating to the foregoing to which the Company is a party; and (ii) all agreements relating to technology, know-how or processes that the Company is licensed or is authorized to use by others, or which it licenses or authorizes others to use.

           (b) Conflicting Rights of Third Parties. The Company has the right to use the Proprietary Rights (including, to the Company's knowledge, all patent rights) without infringing or violating the rights of any third parties and the use of the Proprietary Rights (including, to the Company's knowledge, all patent rights) does not require the consent of any other person that has not been obtained (all of such consents being set forth in Schedule 3.13 of the Company Schedules) and the Proprietary Rights held by the Company are freely transferable, other than those set forth in Schedule 3.13 of the Company Schedules. No claim has been asserted by any person to the ownership of or right to use any Proprietary Right or challenging or questioning the validity or effectiveness of any license or agreement constituting a part of any Proprietary Right, and the Company knows of no valid basis for any such claim. Each of the material Proprietary Rights is valid and subsisting, has not been canceled, abandoned or otherwise terminated and, if applicable, has been duly issued or filed.

           (c) Claims of Other Persons. The Company has no knowledge of any claim that, or inquiry as to whether, any product, activity or operation of the Company infringes upon or involves, or has resulted in the infringement of, any proprietary right of any other person, corporation or other entity, and no proceedings have been instituted, are pending or, to the best knowledge of the Company, are threatened that challenge the rights of the Company with respect thereto. Any agreement of indemnification by the Company for any Proprietary Right as to any license granted by it or any property manufactured, used or sold by it is set forth in Schedule 3.13 of the Company Schedules.

           (d) Trade Secrets and Customer Lists. The Company has the right to use, free and clear of any claims or rights of others except claims or rights specifically set forth in Schedule 3.13 of the Company Schedules, all trade secrets, customer lists and proprietary

                                       8
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information required for the marketing of all merchandise and services formerly or presently sold or marketed by the Company. The Company is not using or in any way making use of any confidential information or trade secrets of any third party, including, without limitation, any past or present employee of the Company, except under valid and existing license agreements (all such license agreements being set forth in Schedule 3.13 of the Company Schedules).

     3.14 Registration Rights. The Company has not granted or agreed to grant any registration rights to any person or entity with respect to any of its securities.

     3.15 No Conflict of Interest. Except as set forth on Schedule 3.15 of the Company Schedules, the Company is not indebted, directly or indirectly, to any of its officers or directors or to their respective spouses or children, in any amount whatsoever other than in connection with accrued and unpaid salaries, expenses or advances of expenses incurred in the ordinary course of business or relocation expenses of employees. None of the Company's officers or directors, or any members of their immediate families are, directly or indirectly, indebted to the Company (other than in connection with purchases of the Company's stock) or to the Company's knowledge have any direct or indirect ownership interest in any firm or corporation with which the Company is affiliated or with which the Company has a business relationship, or any firm or corporation that competes with the Company, except that officers, directors and/or stockholders of the Company may own stock in (but not exceeding two percent of the outstanding capital stock of) any publicly traded company that may compete with the Company. Except as set forth on Schedule 3.15 of the Company Schedules, none of the Company's officers or directors or any member of their immediate families are, directly or indirectly, interested in any material contract with the Company. The Company is not a guarantor or indemnitor of any indebtedness of any other person, firm or corporation.

     3.16 Voting Rights. None of the Shareholders of the Company have entered into any agreements with respect to the voting of capital shares of the Company.

     3.17 Private Placement. Subject in part to the truth and accuracy of the Investor's representations set forth herein, the offer, sale and issuance of the Series B Stock as contemplated herein is exempt from the registration requirements of the Act, and neither the Company nor any authorized agent acting on its behalf will take any action hereafter that would cause the loss of such exemption.

     3.18 Employee Benefits. The Company currently maintains those employee benefit plans identified on Schedule 3.18 of the Company Schedules and such plans are in compliance with applicable federal and state laws in all material respects.

     3.19 Tax Returns, Payments and Elections. The Company has filed all tax returns and reports as required by law. These returns and reports are true and correct in all material respects. The Company has never had any tax deficiency proposed or assessed against it and has not executed any waiver of any statute of limitations on the assessment or collection of any tax or governmental charge. None of the Company's federal income tax returns and none of

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its state income or franchise tax or sales or use tax returns has ever been audited by governmental authorities. Since the date of the Financial Statements, the Company has not incurred any taxes, assessments or governmental charges other than in the ordinary course of business and the Company has made adequate provisions on it books of account for all taxes, assessments and governmental charges with respect to its business, properties and operations for such period. The Company has withheld or collected from each payment made to each of its employees, the amount of all taxes (including, but not limited to, federal income taxes, Federal Insurance Contribution Act taxes and Federal Unemployment Tax Act Taxes) required to be withheld or collected therefrom, and has paid the same to the proper tax receiving officers or authorized depositories.

     3.20 Labor Agreements and Actions. The Company is not bound by or subject to (and none of its assets or properties is bound by or subject to) any written or oral, express or implied, contract, commitment or arrangement with any labor union, and no labor union has requested or, to the knowledge of the Company, has sought to represent any of the employees, representatives or agents of the Company. There is no strike or other labor dispute involving the Company pending, or to the knowledge of the Company threatened, which could have a material adverse effect on the assets, properties, financial condition, operating results, or business of the Company (as such business is presently conducted and as it is proposed to be conducted), nor is the Company aware of any labor organization activity involving its employees. The Company has not entered into any employment agreements other than with the persons listed on
Schedule 3.20 of the Company Schedules. Copies of the employment agreements with such persons have been provided to counsel to the Investor. Except as set forth on Schedule 3.20 of the Company Schedules, the employment of each officer and employee of the Company is terminable at the will of the Company. The Company has complied in all material respects with all applicable state and federal equal employment opportunity laws and with other laws related to employment.

     3.21 Financial Statements. The Company has provided to the Investor its unaudited financial statements (including balance sheet and income statement) for the period from January 1, 1999 to October 31, 1999 (the "Financial Statements"). The Financial Statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods indicated. The Financial Statements fairly present the financial condition and operating results of the Company as of the dates, and for the periods indicated therein, subject to normal year-end audit adjustments and the financial statements do not contain any footnotes required under generally accepted accounting principles. Except as set forth in the Financial Statements, the Company has no material liabilities, contingent or otherwise, other than (i) liabilities incurred in the ordinary course of business subsequent to October 31, 1999 and (ii) obligations under contracts and commitments incurred in the ordinary course of business and not required under generally accepted accounting principles to be reflected in the Financial Statements, which, in both cases, individually or in the aggregate are not material to the financial condition or operating results of the Company and do not exceed $50,000 in value. Except as disclosed in the Financial Statements, the Company is not a guarantor or indemnitor of any indebtedness of any other person, firm or corporation. The

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Company maintains and will continue to maintain a standard system of accounting established and administered in accordance with generally accepted accounting principles.

     3.22 Changes. The parties acknowledge that since October 31, 1999, there has been a significant decline of sales due to a delay of payments of commissions to travel agents due to the Company's working capital needs. Except as set forth on Schedule 3.23 of the Company Schedules, since October 31, 1999 there has not been, to the best of the Company's knowledge, any event or condition of any character that might materially and adversely affect the business, properties, prospects or financial condition of the Company (as such business is presently conducted and as it is proposed to be conducted).

     3.23 Legal Compliance. Except as set forth on Schedule 3.24 of the Company Schedules, (a) the Company has all franchises, permits, licenses and other rights and privileges necessary to permit it to own its properties and to conduct its business as presently conducted (all of which such items are set forth on Schedule 3.24 of the Company Schedules) except where the failure to have such will not have a material adverse effect on the Company's business prospects, results of operations or financial condition and (b) the Company, and the business and operations of the Company, have been and are being conducted in all material respects in accordance with all applicable laws, rules and regulations, and the Company is not in violation of any judgment, order or decree.

     3.24 Brokerage or Finder's Fees. The Company has not incurred any obligation or liability for brokerage commissions, finder's fees or similar compensation in connection with the transactions contemplated by this Agreement based on any arrangement or agreement made by the Company.

     3.25 Material Contracts. Attached as Schedule 3.25 of the Company Schedules is a true and complete listing of the material contracts and commitments of the Company ("Material Contracts") other than indebtedness reflected on other Company Schedules. The Material Contracts are enforceable by the Company in accordance with their terms, and the Company is not in default or breach of any of the Material Contracts, except as listed on Schedule 3.25 of the Company Schedules. There are no other contracts or commitments of the Company that are not listed on any Company Schedule and that could have a material adverse effect on the financial condition, results of operation, prospects or business of the Company.

4. INVESTOR'S REPRESENTATIONS. The Investor hereby represents and warrants as follows:

     4.1 Authorization. Such Investor has full power and authority to enter into this Agreement and all other agreements, documents or instruments contemplated by this Agreement and this Agreement constitutes its valid and legally binding obligation, enforceable in accordance with its terms, except as may be limited by (a) applicable bankruptcy, insolvency, reorganization or other laws of general application relating to or affecting the enforcement of creditors' rights generally and (b) the effect of rules of law governing the availability of equitable remedies.

     4.2 Purchase Entirely for Own Account. The Series B Stock to be received by such Investor will be acquired for investment for such Investor's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and such Investor has no present intention of selling, granting any participation in, or otherwise distributing the same.

     4.3 Disclosure of Information. Such Investor has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Series B Stock. The foregoing, however, does not limit or modify the representations and warranties of the Company in Section 3 of this Agreement or the right of such Investor to rely thereon.

     4.4 Investment Experience. Such Investor is an experienced investor in securities and acknowledges that it is able to fend for itself, can bear the economic risk of its investment and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Series B Stock. Such Investor also represents it is an "accredited investor" within the meaning of Rule 501(a) promulgated under the Act.

     4.5 Restricted Securities. Such Investor understands that the shares of Series B Stock it is purchasing are characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may not be resold without registration under the Act and applicable state securities laws, except in certain limited circumstances. In this connection, such Investor represents that it is familiar with Rule 144 under the Act, as presently in effect, and understands the resale limitations imposed thereby and by the Act. Such Investor agrees that in no event will it make a transfer or disposition of any of the Series B Stock unless and until, if requested by the Company, it shall have furnished to the Company (at the expense of the Investor or transferee) an opinion of counsel or other evidence, reasonably satisfactory to the Company, to the effect that such transfer may be made without restrictions under the Act. Such Investor understands that the Company is under no obligation to register any of the securities sold hereunder. Such Investor understands that no public market now exists for the Series B Stock and that it is uncertain whether a public market will ever exist for the Series B Stock.

     4.6 Legends. It is understood that the certificates evidencing the Company's Series B Stock shall bear the following legend, as well as any other legend as may be required by applicable federal and state securities laws:

     "THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE SECURITIES LAWS OF ANY STATE. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED, RESOLD, PLEDGED OR OTHERWISE DISPOSED OF EXCEPT AS

PERMITTED UNDER THE ACT AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM."

     4.7 Brokerage or Finder's Fees. Such Investor has not incurred any obligation or liability for brokerage commissions, finder's fees or similar compensation in connection with the transactions contemplated by this Agreement based on any arrangement or agreement made by such Investor.

5. SHAREHOLDER'S REPRESENTATIONS. Each Shareholder hereby represents and warrants as follows:

     5.1 Authorization. Such Shareholder has full power and authority to enter into this Agreement and all other agreements, documents or instruments contemplated by this Agreement and this Agreement constitutes the Shareholder's valid and legally binding obligation, enforceable in accordance with its terms, except as may be limited by (a) applicable bankruptcy, insolvency, reorganization or other laws of general application relating to or affecting the enforcement of creditors' rights generally and (b) the effect of rules of law governing the availability of equitable remedies.

     5.2 Purchase Entirely for Own Account. The Equity Warrants (and the underlying Investor Common Stock) to be received by the Shareholder pursuant to the Merger will be acquired for investment for such Shareholder's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and such Shareholder has no present intention of selling, granting any participation in, or otherwise distributing the same.

     5.3 Disclosure of Information. Such Shareholder has had an opportunity to ask questions and receive answers from the Investor regarding the financial condition, business and circumstances of the Investor and terms and conditions of the Merger and the Equity Warrants. The foregoing, however, does not limit or modify the representations and warranties of the Investor in Section 4 of this Agreement or the right of such Shareholder to rely thereon.

     5.4 Investment Experience. Such Shareholder is an experienced investor in securities and acknowledges that it is able to fend for itself, can bear the economic risk of its investment and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Equity Warrants (and the underlying Investor Common Stock). Such Shareholder also represents it is an "accredited investor" within the meaning of Rule 501(a) promulgated under the Act.

     5.5 Restricted Securities. Such Shareholder understands that the Equity Warrants (or underlying Common Stock) that it receives in the Merger are characterized as "restricted securities" under the federal securities laws inasmuch as they will be acquired from the Investor in a transaction not involving a public offering and that under such laws and applicable regulations such securities may not be resold without registration under the Act and applicable state securities laws, except in certain limited circumstances. In this connection, such Shareholder represents that the Shareholder is familiar with Rule 144 under the Act, as presently in effect, and understands the resale limitations imposed thereby and by the Act. Such Shareholder agrees that in no event will the Shareholder make a transfer or disposition of any of the Equity Warrants (or underlying Common Stock) unless and until, if requested by the Investor, it shall have furnished to the Investor (at the expense of the Shareholder or transferee) an opinion of counsel or other evidence, reasonably satisfactory to the Investor, to the effect that such transfer may be made without restrictions under the Act. Such Shareholder understands that the Investor is under no obligation to register any of such securities. Such Shareholder understands that no public market now exists for the Equity Warrants and that it is uncertain whether a public market will ever exist for the Equity Warrants.

     5.6 Legends. It is understood that the certificates evidencing the Equity Warrants shall bear the following legend, as well as any other legend as may be required by applicable federal and state securities laws:

     "THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE SECURITIES LAWS OF ANY STATE. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED, RESOLD, PLEDGED OR OTHERWISE DISPOSED OF EXCEPT AS PERMITTED UNDER THE ACT AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM."


6.  COVENANTS.

     6.1 Use of Proceeds. The Company shall use all the proceeds from the sale of the Series B Stock to the repay indebtedness of the Company more particularly described on Exhibit E attached hereto.

     6.2 Company Schedules. As soon as practicable, but in no event later than five business days after the date of this Agreement, the Company and the Shareholders shall deliver the completed Company Schedules to the Investor. In the event that the completed Company Schedules are not delivered to the Investor on or prior to the fifth business day after the date of this Agreement or are not satisfactory to the Investor, in the Investor's sole discretion, the Company shall promptly return the full purchase price paid by the Investor to the Company for the Series B Stock in exchange for the return of the Series B Stock.


7.  MISCELLANEOUS.

     7.1 Governing Law. This Agreement shall be governed by and construed under the laws of the State of Texas, without regard to the State's conflicts of law rules.

     7.2 Survival. The representations and warranties of the parties made herein shall survive the Closing for a period of two (2) years; the covenants and agreements of the parties made herein shall continue so long as any shares of the Series B Stock remain outstanding.

     7.3 Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the permitted successors, assigns, heirs, executors and administrators of the Investor. The Investor may assign its rights and obligations hereunder. The Company may not assign its rights and obligations hereunder.

     7.4 Entire Agreement; Amendment. This Agreement and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement among the parties with regard to the subjects hereof and thereof.
This Agreement may be amended, waived, discharged or terminated only pursuant to an affirmative vote or written consent of the holders of at least a majority of the shares of the Series B Stock and the Company and such amendment or waiver shall be binding upon all such holders.

     7.5 Brokerage and Finder's Fees. The Company, on the one hand, and the Investor, on the other hand, will be responsible for, and will indemnify and hold harmless the other party for, any brokerage commissions, finder's fees or similar compensation in connection with the transactions contemplated by this Agreement based on any arrangement or agreement made by the Company, on the one hand, or by the Investor, on the other hand.

     7.6 Notices, etc. All notices and other communications required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or three (3) business days after deposit with the United States Postal Service, by certified mail, return receipt requested, postage prepaid, or otherwise delivered by hand or by messenger, addressed (a) if to the Investor, to Aviation Group, Inc., 700 North Pearl Street, Suite 2170, Dallas, Texas 75201, Attention President, or to such other address as such Investor shall have furnished to the Company in writing, or (b) if to the Company, to Global Leisure Travel, Inc., 100 W. Harrison Street, South Tower, Suite 350, Seattle, Washington 78119, Attention President, or at such other address as the Company shall have furnished to the Investor in writing.

     7.7 Expense of Transaction. Each party hereto shall bear its own expenses in connection with the transactions described herein.

     7.8 Titles and Subtitles. The titles of the Sections, paragraphs and subparagraphs of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

     7.9 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

     7.10 Timely Performance. Time is of the essence as to the performance of the obligations required of the respective parties under this Agreement.

     7.11 Attorney's Fees. If any action at law or in equity (including arbitration) is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorney's fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

     7.12 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (a) such provision shall be excluded from this Agreement, (b) the balance of this Agreement shall be interpreted as if such provision were so excluded and (c) the balance of this Agreement shall be enforceable in accordance with its terms.

           [The remainder of this page is intentionally left blank,
                           signature page follows.]

     IN WITNESS WHEREOF, the Company, the Investor and the Shareholders have executed and delivered this Agreement as of the day and year first above written.

                              THE COMPANY:

                              GLOBAL LEISURE TRAVEL, INC.



                              By:   /s/  Ramy Y. El-Batrawi
                                    -----------------------
                              Name:   Ramy Y. El-Batrawi
                              Title:  Chairman


                              INVESTOR:

                              AVIATION GROUP, INC.



                              By:   /s/  Richard L. Morgan
                                    ----------------------
                              Name:   Richard L. Morgan
                              Title:  Executive Vice President



                              SHAREHOLDERS:


                              /s/  Michael B. Lavigne
                              -----------------------
                              Name: Michael B. Lavigne



                              /s/  Ramy Y. El-Batrawi
                              -----------------------
                              Name: Ramy Y. El-Batrawi

                                   EXHIBIT A

          Form of Articles of Amendment Establishing Series of Shares

                                   EXHIBIT B

                               Terms of Warrants

Series                        The Exchange Warrants and the Equity Warrants
                              (together, the "Warrants") shall be issued in
                              different series. The Exchange Warrants shall be
                              issued as Series A Warrants and the Equity
                              Warrants shall be designated as Series B Warrants.
Term                          Each series shall have a term of two years from
                              the date the securities issuable upon their
                              exercise are freely tradable under the Securities
                              Act of 1933, as amended, and the rules and
                              regulations thereunder.
Exercise Price                Series A: The Series A Warrants shall have an
                              exercise price of US$4.00 per share. Series B: The
                              Series B Warrants shall have an exercise price of US$3.00 per share.

                                   EXHIBIT C

                       Terms of Series A Preferred Stock


Liquidation Preference                           The initial liquidation preference (the
                                                 "Series A Liquidation Preference") of the
                                                 Series A Preferred Stock shall be Principal
                                                 Amount.  The Series A Liquidation Preference
                                                 shall be increased by any accrued but unpaid
                                                 dividends, which shall be prorated in the
                                                 event of any redemption or conversion.

Dividends                                        Each holder of Series A Preferred Stock will
                                                 be entitled to receive cumulative monthly
                                                 dividends if and when declared by the board
                                                 of directors, at an annual rate equal to 9%
                                                 (the "Series A Dividend Rate") of the Series
                                                 A Liquidation Preference of the Series A
                                                 Preferred Stock held by such holder.

Conversion at the Option of the                  The Series A Preferred Stock may be converted
 Surviving Corporation                           at the option of the Investor into Investor
                                                 Common Stock at any time after its issuance,
                                                 provided that there shall not have been
                                                 effected a common stock, preferred stock or
                                                 debt financing for the Investor with gross
                                                 cash proceeds of at least US$25 million on
                                                 terms reasonably acceptable to the Investor
                                                 after or in connection with the Travelbyus
                                                 Merger.  If the Investor elects to effect
                                                 such a conversion, it shall give notice
                                                 thereof to the holders of the Series A
                                                 Preferred Stock (the date of delivery of such
                                                 notice the "Conversion Date") and the Series
                                                 A Preferred Stock shall automatically be
                                                 converted into a number of shares of the
                                                 Investor Common Stock equal to the quotient
                                                 obtained by dividing (i) the Series A
                                                 Liquidation Preference on the Conversion Date
                                                 by (ii) the arithmetic mean of closing bid
                                                 prices of the Investor Common Stock as
                                                 reported by Bloomberg, L.P. for the 21
                                                 trading days preceding the Conversion Date
                                                 (the "Conversion Rate").

Rank                                             The Series A Preferred Stock will rank junior
                                                 in rights to dividends and liquidation
                                                 preference to the Investor's Series B
                                                 Preferred Stock.

Redemption                                       The Series A Preferred Stock will be
                                                 redeemable at the option of the Investor at
                                                 any time on or prior to September 30, 2000 at
                                                 a price per share equal to the  Series A
                                                 Liquidation Preference (the "Redemption
                                                 Price").  Notice of redemption shall be given
                                                 at least 30 days in advance, during which
                                                 time it may be converted at the holder's
                                                 election.


Voting Rights                                    After the earlier of September 30, 2000 or
                                                 the consummation of the Travelbyus Merger,
                                                 the Series A Preferred Stock shall vote on
                                                 all matter  submitted to a vote of the
                                                 holders of Investor Common Stock on an
                                                 as-converted basis.  The Series A Preferred
                                                 Stock will have no voting rights prior to
                                                 that date.

Optional Conversion in the Event Not             In the event the Series A Preferred Stock has
 Redeemed or Converted Within 13 Months          not been redeemed or converted on or before
                                                 October 31, 2000, the Series A Preferred
                                                 Stock may be converted at the option of the
                                                 holders into Investor Common Stock at the
                                                 Conversion Rate.

             FIRST AMENDMENT TO PREFERRED STOCK PURCHASE AGREEMENT

  This First Amendment to Preferred Stock Purchase Agreement (the "Amendment") is made and entered into as of the 17th day of March, 2000, by and among GLOBAL LEISURE TRAVEL, INC., a Washington corporation (the "Company"), AVIATION GROUP, INC., a Texas corporation (the "Investor"), Michael B. Lavigne, an individual, and Ramy Y. El-Batrawi, an individual (together with Mr. Lavigne, the "Principals"), and GLOBAL LEISURE, INC., a Washington corporation ("GLI") and GENESIS DIVERSIFIED INVESTMENTS, INC., a Florida corporation ("GDI", and together with GLI, the "Shareholders").

                              W I T N E S S E T H:

  WHEREAS, the Company, the Investor and the Principals have previously entered into that certain Preferred Stock Purchase Agreement, dated as of March 1, 2000 (the "Purchase Agreement");

  WHEREAS, contrary to the representations set forth in the Purchase Agreement, the Shareholders, and not the Principals, directly own all of the issued and outstanding common stock of the Company;

  WHEREAS, the parties to the Purchase Agreement intended for the Shareholders of the Company to be parties to the Purchase Agreement rather than the individual Principals; and

  WHEREAS, the Company, the Investor, the Principals and the Shareholders now desire to make the Shareholders parties to the Purchase Agreement in place of the Principals and to amend the Purchase Agreement as set forth below.

  NOW THEREFORE, in consideration of the mutual representations, warranties and covenants herein contained, and on the terms and subject to the conditions herein set forth, the parties agree as follows:

  1. Defined Terms. Unless otherwise defined herein, capitalized terms used herein shall have the meanings, if any, assigned to them in the Purchase Agreement.

  2.  Amendments to the Purchase Agreement.

          (a) The term "Shareholders" used in the Purchase Agreement is hereby amended to mean Global Leisure, Inc., a Washington corporation, and Genesis Diversified Investments, Inc., a Florida corporation.

          (b) The term "Company" used in the Purchase Agreement is hereby amended to include all of the Company's subsidiaries set forth on Schedule 3.3 of the Company Schedules for purposes of Sections 3.8, 3.9, 3.10, 3.11, 3.12, 3.13, 3.15, 3.18, 3.19, 3.20, 3.22, 3.23, 3.24 and 3.25 of the Purchase
Agreement.

          (c) In Section 1.1 of the Purchase Agreement, the number "1,500,000" shall be amended to read "2,000,000".

          (d) In Section 1.3 of the Purchase Agreement, the dollar amount "$15,000,000" shall be amended to read "$20,000,000".

          (e) Section 1.4(b) shall be amended to correct the spelling of the name "Kirby" to read "Kerby".

          (f) Section 1.5(a) shall be amended and restated in its entirety to read as follows:

          "(a) The Company and the Shareholders understand and agree that this Agreement is the first step in the acquisition by the Investor of 100% of the equity ownership in the Company and all of the Company's outstanding corporate indebtedness. The parties hereto are in the process of negotiating an Agreement and Plan of Merger (the "Merger Agreement") pursuant to which a wholly owned subsidiary of the Investor will merge with and into the Company ("Merger"). Because of the Investor's pressing need for capital, however, the Company and the Investor have been unable to complete such negotiations. Pursuant to the terms of the Merger, the Investor will issue to the holders of all of the Company's rights to purchase Common Stock in full cancellation of such rights, warrants (the "Debt Warrants") to purchase 3.5 million shares of common stock of the Investor (the "Investor Common Stock"). Notwithstanding the fact that the Merger may become effective, the issuance of the Debt Warrants will be subject to the amendment of Investor's articles of incorporation to increase its authorized number of shares of Investor Common Stock to such amount as may be necessary to permit the issuance of the Debt Warrants by the Investor, after taking into account all of the other transactions contemplated by the parties hereto and Travelbyus. The Shareholders acknowledge that the Debt Warrants will be the sole consideration received by them in the Merger for their shares of outstanding Common Stock and rights to purchase Common Stock. The Company, the Shareholders and the Investor agree to negotiate in good faith the terms of the Merger Agreement and to use reasonable efforts to execute the Merger Agreement and consummate the Merger as soon as practicable but in no event later than April 7, 2000."

          (g) Section 1.5(b) of the Purchase Agreement is hereby amended and restated in its entirety to read as follows:

          "(b) The consummation of the Merger will be conditioned on the simultaneous exchange of the then outstanding corporate indebtedness and Common Stock of the Company by the holders thereof for the issuance by the Investor to the holders of such indebtedness and Common Stock of (a) shares of the Investor's Series A Convertible Preferred Stock (the "Series A Preferred Stock") with an initial aggregate liquidation preference equal to the principal amount of such indebtedness (the "Principal Amount") and (b) warrants (the "Exchange Warrants") to purchase 750,000 shares of Investor Common Stock. The Exchange Warrants shall be issued as follows: warrants to purchase 500,000 shares of Investor Common Stock shall be issued to Genesis Diversified Investments, Inc., or its nominee, and warrants to purchase 250,000 shares of Investor Common Stock shall be issued to Global Leisure, Inc., or its nominee. The terms of the Debt Warrants and the Exchange Warrants are set forth in more detail on Exhibit B attached hereto. The terms of the Series A Preferred Stock are set forth in more detail on Exhibit C attached hereto. The Company and the Shareholders agree to cooperate to facilitate the negotiation and execution of an appropriate exchange agreement between the Investor and the holders of the Company's indebtedness so that the exchange transaction can be consummated as soon as practicable but no later than the consummation of the Merger."

          (h) Section 1.6 (a) of the Purchase Agreement is hereby amended by changing "US$15,000,000" in the first sentence of such section to "US$20,000,000", and by changing "US$3,000,000" in the first sentence of such section to "US$2,000,000".

          (i) Section 1.6(a) of the Purchase Agreement is hereby amended by changing "750,000" in the next to last sentence of such section to "7,500".

          (j) Section 3.4(b) of the Purchase Agreement is hereby amended by adding the number 4,000,000 in the blank to reflect that 4,000,000 shares of the Company's Common Stock are issued and outstanding.

          (k) Section 3.9 of the Purchase Agreement is hereby amended by adding the phrase "Except as listed in Schedule 3.9" at the beginning of the text of
Section 3.9.

          (l) Section 3.22 of the Purchase Agreement is hereby amended by changing the reference to Schedule 3.23 of the Company Schedules to Schedule 3.22.

          (m) Section 3.23 of the Purchase Agreement is hereby amended by changing the references to Schedule 3.24 of the Company Schedules to Schedule 3.23.

          (n) Section 5.1 of the Purchase Agreement is hereby amended and restated in its entirety to read as follows:

     "5.1 Authorization. Such Shareholder has all requisite legal and corporate power and authority to enter into this Agreement and all other agreements, documents or instruments contemplated by this Agreement. All corporate action on the part of such Shareholder and its directors, officers and stockholders necessary for the authorization, execution, delivery and performance of all obligations of such Shareholder under this Agreement has been taken as of the Initial Closing Date. This Agreement constitutes the Shareholder's valid and legally binding obligation, enforceable in accordance with its terms, except as may be limited by (a) applicable bankruptcy, insolvency, reorganization or other laws of general application relating to or affecting the enforcement of creditors' rights generally and (b) the effect of rules of law governing the availability of equitable remedies."

          (o) A new Section 5.7 shall be and hereby is added to Article V of the Purchase Agreement to read as follows:

     "5.7  Organization and Standing.   Such Shareholder is a corporation
duly organized and existing under, and by virtue of, the laws of the jurisdiction of its organization and is in good standing under such laws. True and accurate copies of such Shareholder's Articles of Incorporation and Bylaws, as presently in effect, have been delivered to the Investor."

          (p) The term "Equity Warrant" used in the Purchase Agreement is hereby amended to read "Debt Warrant" throughout the Purchase Agreement.

          (q) Exhibit B to the Purchase Agreement is hereby amended and restated in its entirety to read as set forth on Exhibit B attached to this Amendment.

          (r) Exhibit C to the Purchase Agreement is hereby amended and restated in its entirety to read as set forth on Exhibit C attached to this Amendment.

     3. Guaranty By Principals. Each of the Principals hereby guarantees the performance by the Shareholder controlled by such Principal of the Shareholder's obligations under the Purchase Agreement, as amended hereby. Mr. Lavigne represents that he controls GLI. Mr. El-Batrawi represents that he controls GDI.

     4. Effective Date. This Amendment will become effective upon the execution hereof by each of the parties set forth on the signature page hereto.

     5.   Miscellaneous.

          (a) Except as expressly amended or waived herein, all terms, covenants and provisions of the Purchase Agreement shall remain in full force and effect.

          (b) This Amendment shall be binding upon and inure to the benefit of the parties hereto and the successors, assigns, heirs, executors and administrators of the Investor. The Investor may assign its rights and obligations hereunder. The Company and the Shareholders may not assign their respective rights and obligations hereunder.

          (c) This Amendment shall be governed by and construed under the laws of the State of Texas without regard to the State's conflict of law rules.

          (d) This Amendment, together with the Purchase Agreement, as amended, constitutes the full and entire understanding and agreement among the parties with regard to the subjects hereof and thereof.

          (e) This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. A telecopy or facsimile transmission of a signed counterpart of this Amendment shall be sufficient to bind the party or parties whose signature(s) appear(s) hereon.

           [The remainder of this page is intentionally left blank,
                           signature pages follow.]

     IN WITNESS WHEREOF, the Company, the Investor, the Principals and the Shareholders have executed and delivered this Amendment as of the day and year first above written.

                              THE COMPANY:

                              GLOBAL LEISURE TRAVEL, INC.



                              By:   /s/  Ramy Y. El-Batrawi
                                    -----------------------
                              Name: Ramy Y. El-Batrawi
                              Title:  President and CEO


                              INVESTOR:

                              AVIATION GROUP, INC.



                              By:   /s/  Richard L. Morgan
                                    ----------------------
                              Name: Richard L. Morgan
                              Title:  Executive Vice President


                              PRINCIPALS:



                              /s/  Michael B. Lavigne
                              ----------------------
                              Name: Michael B. Lavigne



                              /s/  Ramy Y. El-Batrawi
                              ----------------------
                              Name: Ramy Y. El-Batrawi

                              SHAREHOLDERS:

                              GLOBAL LEISURE, INC.



                              By:   /s/  Michael B. Lavigne
                                    -----------------------
                              Name: Michael B. Lavigne
                              Title:  President


                              GENESIS DIVERSIFIED INVESTMENTS, INC.



                              By:   /s/  Ramy Y. El-Batrawi
                                    -----------------------
                              Name: Ramy Y. El-Batrawi
                              Title:  Chairman